Franklin BSP Realty Trust Fourth Quarter 2025 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S 2 Important Information The information herein relates to the Company’s business and financial information as of December 31, 2025 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. For a discussion of these risks, see the section entitled “Risk Factors” in our Annual Report on Form 10- K filed with the SEC on February 26, 2025, and the risk disclosures in our subsequent periodic reports filed with the SEC. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 4Q 2025 Financial Update

B E N E F I T S T R E E T P A R T N E R S 4 Highlights FBRT 4Q 2025 Financial Update • Fully-converted book value per share is $14.15 vs. $14.29 in Q3 2025 (1). Undepreciated fully-converted book value per share is $14.34 vs. $14.46 in Q3 2025 (1) (3) • Net debt to equity is 2.5x; recourse net debt to equity is 0.8x • 68% of financing sources are non-mark-to-market on our core book • $821 million of liquidity of which $167 million is cash and $30 million is CLO reinvest/ramp available (4) • Repurchased $14.4 million of common stock, which resulted in $0.05 of accretion to fully-converted book value per share (1) • Core Portfolio: Principal balance increased by $11 million in the quarter. Closed $528 million of new loan commitments and funded $550 million of principal balance including future funding on existing loans. Received loan repayments of $510 million • Agency Business: Originated $1.1 billion of new loan commitments under programs with Fannie Mae, Freddie Mac, and HUD • Core Portfolio of 169 CRE loans and $4.4 billion of principal balance, average size of $26 million and 77% multifamily. Two assets were removed from the watch list. Ten assets remain on the watch list, four of which are risk rated a five and six of which are risk rated a four • REO portfolio of seven foreclosure positions [vs. nine in Q3 2025] totaling $214 million and one investment real estate owned position of $118 million Capitalization Investments Portfolio Earnings • GAAP Net Income of $18.4 million or $0.13 per diluted common share or $0.13 per fully converted share (1) • Distributable Earnings before realized losses (2) of $27.7 million or $0.22 per fully converted share (1) • Distributable Earnings (2) of $17.9 million or $0.12 per fully converted share (1). Distributable Earnings includes $9.8 million of realized losses within the quarter, $7.7 million of which is related to debt extinguishment • Declared a Q4 2025 cash dividend of $0.355 per share, representing an annualized yield of 10.0% on fully-converted book value per share (1) 1. Fully Converted assumes conversion of our series of convertible preferred stock and Class A units in FBRT OP LLC, our operating partnership (“OP Units”), along with full vesting of our outstanding equity compensation awards. 2. Please see appendix for GAAP net income to Distributable Earnings calculation. 3. Adjusted for accumulated depreciation and amortization of real property of $17.5 million and $16.4 million at 12/31/25 and 9/30/25, respectively. 4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

FBRT 4Q 2025 Financial Update

Financial Highlights

Income Statement	
Net interest income [1]	$28.7
Operating expenses [1], [2]	(19.1)
(Provision) / Benefit for credit loss [1]	4.8
NewPoint	2.9
Other income/(loss) [1]	1.1
GAAP net income (loss)	**$18.4**
NewPoint adjustments to GAAP net income (loss) [3]	(1.9)
Other adjustments to GAAP net income (loss) [3]	11.2
Distributable Earnings before realized gain/(loss) [3]	**$27.7**
Realized gain/(loss) adjustments to GAAP net income (loss) [3]	(9.8)
Distributable Earnings [3]	**$17.9**
GAAP net income (loss) per share, fully converted [4]	$0.13
GAAP return on common equity	3.8%
GAAP dividend coverage, fully converted [3], [4]	37.5%
Distributable Earnings per share, fully converted [3], [4]	**$0.12**
Distributable Earnings return on common equity [3]	**3.5%**
Distributable Earnings dividend coverage, fully converted [3], [4]	**34.5%**
Distributable Earnings per share before realized gain/(loss), fully converted [3], [4]	**$0.22**
Distributable Earnings return on common equity before realized gain/(loss) [3]	**6.3%**
Distributable Earnings dividend coverage before realized gain/(loss), fully converted [3], [4]	**63.1%**
Dividend per share	$0.355
Dividend per share yield on book value	10.0%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$4,383.1
Loans held-for-sale	360.7
Total real estate securities	151.7
Mortgage servicing rights	212.2
Cash and restricted cash	185.2
Real estate owned	337.0
Other assets	427.4
Total assets	**$6,057.3**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	$2,735.6
Warehouse - Core	747.9
Warehouse - NewPoint	339.2
Repo - securities	187.4
Asset specific financings	36.9
Unsecured debt	185.5
Total debt	**$4,232.5**
Preferred equity [5]	348.5
Common stock/retained earnings [6]	1,272.7
Total equity [5], [6]	**$1,621.2**
Book value per share, fully converted [4]	**$14.15**
Net debt/total equity	**2.50x**
Recourse net debt/total equity	**0.81x**

Note: All numbers in millions except per share and share data.

1. Excludes NewPoint.
2. Does not include real estate owned operating income which is reported under Other income / (loss).
3. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
4. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.
5. Includes $90 million of preferred equity that converts to common equity on 1/21/28, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
6. Includes non-controlling interest.

BENEFIT STREET PARTNERS 5

B E N E F I T S T R E E T P A R T N E R S 6 -$6.2 $29.0 $26.7 $17.9 1Q'25 2Q'25 3Q'25 4Q'25 $31.9 (2) $28.4 (2) $27.7 (2) $25.1 (2) $23.7 $24.4 $17.6 $18.4 1Q'25 2Q'25 3Q'25 4Q'25 1Q'25 2Q'25 3Q'25 4Q'25 $0.355 $0.355 $0.355 $0.355 Dividend per share ($0.12) $0.27 $0.22 $0.12 Distributable earnings per share, fully converted (1), (3) $0.31 $0.23 $0.23 $0.22 Distributable earnings per share before realized gain/(loss), fully converted (1), (3) (35%) 76% 61% 34% Distributable dividend coverage, fully converted (1), (3) 86% 64% 66% 63% Distributable dividend coverage before realized gain/(loss), fully converted (1), (3) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized gain/(loss). 3. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards. FBRT 4Q 2025 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M)

B E N E F I T S T R E E T P A R T N E R S 7 $4,425 $507 $43 ($510) ($29) $4,436 3Q25 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures 4Q25 Loans Outstanding $5,000 $966 $191 ($1,455) ($232) ($34) $4,436 4Q24 Loans Outstanding Fundings on New Loans Fundings on Existing Loans Repayments REO/ Foreclosures Transfer to HFS 4Q25 Loans Outstanding (1) (1) (2) (2) Note: All numbers in millions. 1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization. 2. Includes REO related charge-offs. Core Net Fundings FBRT 4Q 2025 Financial Update 4Q 2025 ($M) YTD 2025 ($M) Total Commitment of $528M Total Commitment of $1.2B

B E N E F I T S T R E E T P A R T N E R S 8 Capitalization Overview 1. On our core book (excluding repo-securities and NewPoint), 68% of financings are non-mark-to-market. 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 4Q 2025 Financial Update Financing Sources (1) Net Leverage (2) Average debt cost including financing was 6.5% in 4Q25 vs. 7.1% in 3Q25 Collateralized Loan Obligations 65% Warehouse 26% Unsecured Debt 4% Repo - Securities 4% Asset Specific Financings 1% 0.81x 2.50x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S 9 Financing Lines 1. Outstanding balance as of December 31, 2025 and net of tranches held by FBRT. 2. Cost of debt is shown before discount and transaction costs. 3. Commitment for loans. Excludes bond repurchase agreements. FBRT 4Q 2025 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2022-FL8 $370 million Ended S + 2.07% BSPRT 2023-FL10 $553 million Ended S + 2.68% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% BSPRT 2025-FL12 $947 million 5/8/28 S + 1.61% Total $2,756 million CLO reinvestment available $30 million Repo – Securities (outstanding) $187 million Name Commitment (3) Barclays (Warehouse) $500 million JP Morgan $500 million Atlas SP Partners $350 million Wells Fargo $250 million Barclays (Secured Revolver) $100 million BAML Line of Credit (NewPoint) $500 million Fifth Third Warehouse Line of Credit (NewPoint) $400 million Fifth Third Line of Credit (NewPoint) $100 million JPM Line of Credit (NewPoint) $700 million PNC Line of Credit (NewPoint) $500 million ASAP Line of Credit (NewPoint) $100 million Total $4,000 million

FBRT 4Q 2025 Financial Update

Liquidity

Liquidity ($M)


$167
$30
$624
$821
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress(1)
Total Liquidity

1. Represents cash available at 12/31/2025 that we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS 10

B E N E F I T S T R E E T P A R T N E R S 11 NewPoint Financial Highlights Note: All numbers in millions. 1. Based on final purchase price of $410 million. FBRT 4Q 2025 Financial Update Income Statement (Q4 2025) Volume UPB Count Net interest income ($0.7) Q4 2025 Total $1,073.0 32 Gain / (loss) on sales 11.3 Mortgage servicing rights 8.8 Mortgage servicing rights amortization, impairments & payoffs (9.7) Servicing and ancillary fees 11.3 Servicing interest on escrows 7.2 Total Revenues $28.2 Compensation and benefits (19.3) Taxes (3.0) Other (3.0) GAAP net income (loss) $2.9 Mortgage servicing rights (8.8) Mortgage servicing rights amortization, impairments & payoffs 9.7 Fair value adjustments on equity investments (2.9) Deferred tax adjustment 0.1 Distributable Earnings $1.0 ROE GAAP return on equity (1) 2.8% Distributable Earnings return on equity (1) 1.0%

B E N E F I T S T R E E T P A R T N E R S 12 NewPoint MSR & Servicing Book Note: All numbers in millions. 1. Included in commercial mortgage loans held for sale and derivative instruments on the balance sheet. FBRT 4Q 2025 Financial Update MSR Value on Commitments (1) Total MSR Value Ending balance at 9/30 $208.6 $12.3 $220.9 OMSR - new commitments - 8.8 8.8 OMSR - moved at settlement 13.3 (13.3) - Amortization, impairments & payoffs (9.7) - (9.7) Ending Balance at 12/31 $212.2 $7.8 $220.0 Product Type 9/30 UPB Change 12/31 UPB Fannie $7,242 $618 $7,860 Freddie 8,071 578 8,649 Ginnie 5,109 16 5,125 Bridge 987 (151) 836 Affordable 409 16 425 Private Label 25,462 (511) 24,951 Total $47,280 $566 $47,846 Agency/FHA $20,422 $1,212 $21,634 Other $26,858 ($646) $26,212 Servicing Book Rollforward MSR Rollforward

FBRT 4Q 2025 Financial Update

NewPoint Performance & 2026 Outlook

NewPoint Guidelines			
	FY 2025 Prior Guidance	**FY 2025 Actuals**	**FY 2026 Guidance**
Agency/FHA Volume	$4.0B - $4.5B	$5.1B	**$4.5B - $5.5B**
Distributable Earnings	$13M - $17M	$20M	**$25M - $33M**

Additional Guidelines

- As we continue to scale the business, NewPoint's earnings contribution to **FBRT should grow meaningfully over time** as origination and servicing volumes grow and integration synergies continue to build
- Newpoint/BSP **integration work continues to move forward**. We have made significant progress on the migration of the BSP loan book to be serviced by NewPoint and are on pace to complete the transition by **the middle of the first quarter in 2026**

Note: Our guidelines are based on the current projections of the federal funds rate. NewPoint historical 1H 2025 numbers are unaudited.

BENEFIT STREET PARTNERS 13

Portfolio

B E N E F I T S T R E E T P A R T N E R S 15 Collateral by Region Texas 29% Florida 16% North Carolina 13% Georgia 7% Various 6% New York 5% Arizona 3% Connecticut 3% All Other 18% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination. 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender. 3. Four risk rated 5 and three risk rated 3. Portfolio Rate TypePortfolio Summary Collateral by StateCollateral Summary • $4.4B total portfolio; 64.5% WA LTV (1) • 158 senior loans; average UPB (2) of $28M • 11 mezzanine loans; average UPB (2) of $4M • 7 non-performing loans (3) Portfolio Overview Southeast 41% Southwest 32% Mideast 8% Far West 5% New England 3% Great Lakes 2% Rocky Mountain 2% Various 7% Floating 90% Fixed 10% Senior 99% Mezzanine 1% Multifamily 77% Hospitality 12% Industrial 7% Office 1% Other 3%

B E N E F I T S T R E E T P A R T N E R S 16 By State By Collateral By Region Core Originations in the Quarter Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 12/31/25 SOFR indices. Portfolio • 37 loans; $528 million total commitment ($507 million of initial funding / $21 million of future funding) • 2.84% weighted average spread; 6.53% all-in coupon (1) • 0.9% and 0.3% weighted average origination and exit fees, respectively Overview Southeast 24% Various 21% Mideast 17% Southwest 14% Far West 9% Rocky Mountain 9% Great Lakes 5% New England 1% Various 21% New York 17% Texas 14% Georgia 10% Colorado 8% Florida 8% Nevada 8% North Carolina 6% All Other 8% Multifamily 76% Industrial 13% Healthcare 8% Senior Housing 2% Hospitality 1%

B E N E F I T S T R E E T P A R T N E R S 17 Pre-Rate Hike Book Total Commitment Post-Rate Hike Book Total Commitment Risk Ratings by Commitment Collateral Type $ % Collateral Type $ % Multifamily 1,258 82% Multifamily 2,537 76% Hospitality 98 6% Hospitality 424 13% Industrial 76 5% Industrial 267 8% Office 64 4% Office - - Mixed Use 32 2% Mixed Use 10 0% Healthcare - - Healthcare 41 1% Manufactured Housing - - Manufactured Housing 29 1% Senior Housing - - Senior Housing 10 0% Retail - - Retail 2 0% Total 1,528 100% Total 3,320 100% Core Portfolio Vintage Detail Portfolio • 76% of the post-rate hike book is multifamily • 68% of our book consists of loans originated after the interest rate hikes • 97% of our post-rate hike loans are risk rated a two or three • 82% of the pre-rate hike book is multifamily • 32% of our book consists of loans originated before the interest rate hikes • 76% of these legacy loans are risk rated a two or three, with the vast majority scheduled to mature by the end of 2026 Pre-Rate Hike Book Post-Rate Hike Book

B E N E F I T S T R E E T P A R T N E R S 18 • Our traditional multi-tenant office exposure is only 1.9% of our total portfolio with two major payoffs within the quarter Office Core Portfolio Portfolio Loan/Asset Location 3Q25 Carrying/Book Value Change 4Q25 Carrying/Book Value CV/BV PSF Recorded CECL % Written Down Status Office Loan Triple Net Lease 1 Acton, MA $59.1 ($59.1) - n/a - —% Paid Off Subtotal Triple Net Office Loan $59.1 ($59.1) - n/a - 0% Office Loan 1 Alpharetta, GA $21.3 (0.2) $21.1 $78 - —% Non-Performing; Watchlist Office Loan 2 Detroit, MI $20.6 - $20.6 $47 - —% Performing Office Loan 3 Houston, TX $15.3 (0.5) $14.8 $63 - —% Performing Office Loan 4 Phoenix, AZ $13.3 (13.3) - n/a - —% Paid Off Subtotal Office Loans $70.5 ($14.0) $56.5 $60 - 0% Subtotal REO Office Properties $34.0 $0.4 $34.4 $38.6 53% Total Office Book $163.6 ($72.7) $90.9 $38.6 30%

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Loan Type	Investment Date	Default Date	Non-Performing	Collateral	Loan Purpose	Location	Loan Risk Rating
276-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	Yes	Multifamily	Acquisition	Charlotte, NC	5
184-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	None	Yes	Multifamily	Acquisition	Glendale, AZ	5
Suburban Office Park	Floating Rate Senior Loan	Q4 2019	None	Yes	Office	Acquisition	Alpharetta, GA	5
77-Unit Apartment Community	Floating Rate Senior Loan	Q4 2021	Q3 2025	Yes	Multifamily	Acquisition	Philadelphia, PA	5
848-Unit Apartment Community	Floating Rate Senior Loan	Q1 2021	None	No	Multifamily	Acquisition	Garland, TX	4
307-Unit Student Housing Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Norfolk, VA	4
344-Unit Apartment Community	Floating Rate Senior Loan	Q4 2022	None	No	Multifamily	Acquisition	San Antonio, TX	4
176-Unit Apartment Community	Floating Rate Senior Loan	Q2 2022	None	No	Multifamily	Acquisition	Fort Worth, TX	4
172-Unit Apartment Community	Floating Rate Senior Loan	Q1 2022	None	No	Multifamily	Acquisition	Tempe, AZ	4
476-Unit Apartment Community	Floating Rate Senior Loan	Q1 2021	None	No	Multifamily	Acquisition	Austin, TX	4

Note: Watchlist loans are loans with a risk rating of 4 or 5. All numbers in millions.

BENEFIT STREET PARTNERS 19

Portfolio

Foreclosure Real Estate Owned ("REO")

Investment	Loan Investment Date	Foreclosure / Deed-In-Lieu Date	Collateral Type	Collateral Detail	Location
Single Tenant Retail Portfolio	Q2 2022	Q4 2022 - Q2 2023	Retail	1 Freestanding Retail Property	Roseboro, NC
CBD Office Complex	Q1 2020	Q3 2023	Office	124k Square Foot Office Complex	Portland, OR
471-Unit Apartment Community	Q2 2022	Q2 2024	Multifamily	471-Unit, Garden Style Apartment Community	Raleigh, NC
426-Unit Apartment Community	Q2 2018	Q2 2024	Multifamily	426-Unit, High Rise Apartment Community	Cleveland, OH
CBD Office Complex	Q1 2021	Q1 2025	Office	301k Square Foot Office Complex	Denver, CO
249-Unit Apartment Community	Q1 2021	Q2 2025	Multifamily	249-Unit, Garden Style Apartment Community	Austin, TX
272-Unit Apartment Community	Q2 2022	Q4 2025	Multifamily	272-Unit, Garden Style Apartment Community	Fort Worth, TX

BENEFIT STREET PARTNERS 20

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.19%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	2/9/23	94	94	+ 4.00%	8.00%	5/9/28	Various	Hospitality	53.6%
Loan 3	Senior Loan	12/15/21	80	80	4.25%	4.25%	3/9/27	North Carolina	Multifamily	76.1%
Loan 4	Senior Loan	2/16/24	80	79	+ 3.65%	7.34%	3/9/29	Texas	Multifamily	53.3%
Loan 5	Senior Loan	8/1/23	79	79	+ 3.20%	6.89%	8/9/28	Texas	Multifamily	58.7%
Loan 6	Senior Loan	2/10/22	79	79	+ 3.20%	6.89%	2/9/27	Florida	Multifamily	74.5%
Loan 7	Senior Loan	12/21/21	77	77	+ 3.45%	7.14%	1/9/27	Florida	Multifamily	78.8%
Loan 8	Senior Loan	3/7/24	75	75	+ 2.70%	6.39%	3/9/29	North Carolina	Industrial	58.6%
Loan 9	Senior Loan	3/31/21	74	74	+ 2.20%	5.89%	4/9/26	Texas	Multifamily	72.6%
Loan 10	Senior Loan	9/6/24	73	73	+ 2.75%	6.44%	9/9/28	Florida	Multifamily	72.7%
Loan 11	Senior Loan	2/29/24	67	67	+ 3.25%	7.25%	3/9/29	Florida	Multifamily	58.7%
Loan 12	Senior Loan	6/14/22	64	64	+ 3.45%	7.14%	6/9/27	Georgia	Multifamily	71.6%
Loan 13	Senior Loan	10/28/25	62	61	+ 2.30%	5.99%	11/9/30	Various	Multifamily	72.1%
Loan 14	Senior Loan	1/24/25	60	60	+ 2.50%	6.19%	2/9/29	Texas	Multifamily	86.7%
Loan 15	Senior Loan	8/23/22	57	57	+ 6.70%	10.39%	1/9/26	North Carolina	Multifamily	46.5%
Loans 16 - 169	Senior & Mezz Loans	Various	3,298	3,286	+ 3.50%	7.25%	Various	Various	Various	64.3%
Total/Wtd. avg.			**$4,436**	**$4,421**	**+ 3.38%**	**7.13%**	**2.4 years**			**64.5%**
Average Loan Size			**$26**	**$26**						

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor.
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.

BENEFIT STREET PARTNERS 22

B E N E F I T S T R E E T P A R T N E R S 23 Risk Rating Principal Balance - 3,214 849 247 126 Loan Count, 3Q25 - 118 19 8 2 (+) Addition - 37 6 2 2 (-) Reduction - (18) (3) (4) - Loan Count, 4Q25 - 137 22 6 4 Change QoQ - 19 3 (2) 2 Non-Performing - - 3 - 4 Watch List - - - 6 4 0.0% 72.5% 19.1% 5.6% 2.8% 1 2 3 4 5 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watchlist loans are loans with a risk rating of 4 or 5. Appendix Risk Ratings Average risk rating was 2.4 for the quarter vs. 2.3 from 3Q25

B E N E F I T S T R E E T P A R T N E R S 24 $0.14 $0.08 $0.04 $0.00 ($0.01) -1.00% -0.75% -0.50% 12/31/2025 +0.25% Change in Floating Base Rate Indices Core Portfolio – Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance. Appendix EPS Sensitivity on Index Rates Positive earnings correlation to falling rates due to rate floor activations As of 1/15/26: 1M SOFR: 3.67% As of 12/31/25: 1M SOFR: 3.69%

B E N E F I T S T R E E T P A R T N E R S 25 $791 $974 $922 $1,280 $387 $81 2026 2027 2028 2029 2030 2031 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S 26 Multifamily 87% Hospitality 12% All Other 1% 3Q25 Provision/ (Benefit) Write offs 4Q25 UPB As % of Total UPB General CECL Provision $42.3 ($7.8) - $34.5 $4,333 0.8% Specific CECL Provision 2.3 3.0 (1.2) 4.1 $103 0.1% Total Allowance for Credit Losses $44.6 ($4.8) ($1.2) $38.6 $4,436 0.9% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	4Q'25	3Q'25	2Q'25	1Q'25
GAAP Net Income (Loss)	**18.4**	**17.6**	**24.4**	**23.7**
Adjustments:				
Unrealized (Gain) / Loss [1]	1.8	1.9	(2.5)	3.3
Subordinated Performance Fee [2]	(0.3)	(0.3)	(0.8)	0.3
Non-Cash Compensation Expense	3.3	5.2	2.3	2.2
Depreciation & Amortization, net	3.4	3.4	1.4	1.4
Transaction-Related and Non-Recurring Items [3]	-	4.0	1.8	3.0
(Reversal of) / Provision for Credit Loss	(7.9)	(0.6)	(1.5)	(1.9)
(Gain) / Loss on Debt Extinguishment Reversal	7.7	-	-	-
Income from mortgage servicing rights	(8.8)	(19.7)	-	-
Amortization and write-offs of MSRs	9.7	15.9	-	-
Deferred Tax	3.0	-	-	-
Fair value adjustments on equity investments	(2.6)	0.9	-	-
Distributable Earnings before realized gain/(loss)	**27.7**	**28.4**	**25.1**	**31.9**
Realized Gain / (Loss) on Debt Extinguishment	(7.7)	-	-	-
Realized Gain / (Loss) Adjustment on Loans and REO [4]	(2.2)	(1.7)	3.9	(38.2)
Distributable Earnings	**17.9**	**26.7**	**29.0**	**(6.2)**
7.5% Series E Cumulative Reedemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests in Joint Ventures Net (Income) / Loss	(0.7)	(0.3)	(1.2)	0.4
Noncontrolling Interests in Joint Ventures Net (Income) / Loss DE Adjustments	(0.5)	(0.5)	1.1	(0.4)
Distributable Earnings to Common	**11.8**	**21.0**	**24.1**	**(11.1)**
Average Common Stock & Common Stock Equivalents [5]	1,367.6	1,385.4	1,324.4	1,338.9
GAAP Net Income / (Loss) ROE	3.8%	3.6%	5.5%	5.7%
Distributable Earnings ROE	3.5%	6.1%	7.3%	(3.3%)
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.13	$0.12	$0.19	$0.20
Fully Converted Weighted Average Shares Outstanding [6]	96,607,015	97,406,462	89,022,855	88,842,266
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted [6]	$0.13	$0.13	$0.21	$0.22
Distributable Earnings Per Share, Fully Converted [6]	$0.12	$0.22	$0.27	($0.12)
Distributable Earnings Per Share before realized gain/(loss), Fully Converted [6]	$0.22	$0.23	$0.23	$0.31

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents transaction-related and non-recurring costs associated with the acquisition of NewPoint.
4. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of December 31, 2025, the Company has $8.1 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.
5. Represents the average of all classes of equity except the Series E Preferred Stock.
6. Fully Converted assumes conversion of our series of convertible preferred stock and OP Units along with full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS 27

B E N E F I T S T R E E T P A R T N E R S 28 December 31, 2025 Stockholders' equity applicable to convertible common stock $ 1,359,363 Shares: Common stock 80,843,557 Restricted stock and restricted stock units 1,435,383 Series H convertible preferred stock 5,370,498 Class A OP Units 8,385,951 Total outstanding shares 96,035,389 Fully-converted book value per share(1)(2) $ 14.15 Book Value Per Share & Shares Outstanding Appendix Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents. 1. Fully-converted book value per share assumed conversion of the Company's Series H preferred stock, OP Units and the vesting of the Company's unvested RSUs. 2. Book value per share as of December 31, 2025, excluding the impact for accumulated depreciation and amortization of real property of $17.5 million, was $14.34.

Appendix

FBRT Income Statement

	Year Ended December 31, 2025	2024	2023
Income			
Interest income	$ 430,280	$ 526,076	$ 552,506
Less: Interest expense	288,327	338,471	305,577
Net interest income	141,953	187,605	246,929
Gain/(loss) on sales, including fee-based services, net	57,599	13,125	3,917
Mortgage servicing rights	28,570	–	–
Servicing revenue, net	12,516	–	–
Gain/(loss) on derivatives	(200)	(211)	858
Revenue from real estate owned	29,633	22,849	17,021
Total income	**$ 270,071**	**$ 223,368**	**$ 268,725**
Expenses			
Compensation and benefits	$ 53,739	$ –	$ –
Asset management and subordinated performance fee	24,497	25,958	33,847
Acquisition expenses	951	996	1,241
Administrative services expenses	13,346	9,707	14,440
Professional fees	29,207	14,508	15,270
Other expenses	45,919	21,472	11,135
Depreciation and amortization	9,593	5,630	7,128
Share-based compensation	9,118	8,173	4,761
Total expenses	**$ 186,370**	**$ 86,444**	**$ 87,822**
Other income/(loss)			
(Provision)/benefit for credit losses	$ 11,850	$ (35,699)	$ (33,738)
Realized gain/(loss) on sale of commercial mortgage loans, held for investment	–	138	–
Realized gain/(loss) on sale of commercial mortgage loans, held for sale	(246)	–	–
Realized gain/(loss) on real estate securities, available for sale	112	143	80
Realized gain/(loss) on extinguishment of debt	(7,660)	–	2,201
Gain/(loss) on other real estate investments	(3,371)	(7,983)	(7,089)
Income/(loss) from equity method investments	3,583	–	–
Trading gain/(loss)	–	–	(605)
Total other income/(loss)	**$ 4,268**	**$ (43,401)**	**$ (39,151)**
Income/(loss) before taxes	87,969	93,523	141,752
(Provision)/benefit for income tax	(3,884)	(1,120)	2,757
Net income/(loss)	**$ 84,085**	**$ 92,403**	**$ 144,509**
Net (income)/loss attributable to non-controlling interest	(1,814)	3,475	706
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 82,271**	**$ 95,878**	**$ 145,215**
Less: Preferred stock dividends	26,993	26,993	26,993
Net income/(loss) attributable to common stock	**$ 55,278**	**$ 68,885**	**$ 118,222**
Basic earnings per share	$ 0.65	$ 0.82	$ 1.42
Diluted earnings per share	$ 0.64	$ 0.82	$ 1.42
Basic weighted average shares outstanding	81,965,156	81,846,170	82,307,970
Diluted weighted average shares outstanding	86,192,595	81,846,170	82,307,970

BENEFIT STREET PARTNERS 29

Appendix

FBRT Balance Sheet

		December 31, 2025
ASSETS		
Cash and cash equivalents	$	167,292
Restricted cash		17,889
Investment securities, held to maturity		20,483
Commercial mortgage loans, held for investment, net of allowance for credit losses of $38,302 as of December 31, 2025		4,383,134
Commercial mortgage loans, held for sale, measured at fair value		360,718
Real estate securities, available for sale, measured at fair value, amortized cost of $151,946 as of December 31, 2025		151,662
Mortgage servicing rights, net		212,216
Accrued interest receivable		41,468
Receivable for loan repayment		50,619
Prepaid expenses and other assets		45,112
Real estate owned, net of depreciation		99,265
Real estate owned, held for sale		198,883
Equity method investments		71,682
Intangible assets, net of amortization		115,553
Goodwill		92,048
Derivative instruments, measured at fair value		11,315
Loans eligible for repurchase		17,911
Total assets	**$**	**6,057,250**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$	2,735,582
Repurchase agreements and revolving credit facilities - commercial mortgage loans		1,087,087
Repurchase agreements - real estate securities		187,371
Other financings		12,865
Unsecured debt		185,466
Mortgage note payable		23,998
Allowance for loss sharing		19,484
Accrued compensation		43,662
Liability for loans eligible for repurchase		17,911
Interest payable		16,110
Distributions payable		38,935
Accounts payable and accrued expenses		18,892
Due to affiliates		12,054
Derivative instruments, measured at fair value		6,951
Other liabilities		29,657
Total liabilities	**$**	**4,436,025**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of December 31, 2025	$	89,748
Total redeemable convertible preferred stock	**$**	**89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of December 31, 2025	$	258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 81,553,982 issued and outstanding as of December 31, 2025		808
Additional paid-in capital		1,593,365
Accumulated other comprehensive income (loss)		(284)
Accumulated deficit		(411,101)
Total stockholders' equity	**$**	**1,441,530**
Non-controlling interest		89,947
Total equity	**$**	**1,531,477**
Total liabilities, redeemable convertible preferred stock and equity	**$**	**6,057,250**

BENEFIT STREET PARTNERS 30

B E N E F I T S T R E E T P A R T N E R S 31 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, (vii) non-cash income from mortgage servicing rights, and (viii) certain other non-cash items. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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